SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of  the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   March 19, 2003

Apple Computer, Inc.

(Exact name of registrant as specified in its charter)

California	0-10030	94-2404110
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Infinite Loop, Cupertino, California 95014

(Address of principal executive offices)

 Registrant’s telephone number, including area code:   (408) 996-1010

Not Applicable

(Former name or former address, if changed since last report.)

Information Included in this Report

Items 1 through 4, 6, 8 and 9 Not Applicable.

Item 5.                                                             Other Events.

                Reference is made to the press releases issued to the public by the registrant on March 19, 2003, and March 20, 2003, respectively, the texts of which are attached hereto as exhibits, for a description of the events reported pursuant to this Form 8-K.

Item 7.                                                             Financial Statements, Pro Forma Financial Information and Exhibits.

                                                                                                (c)                                  Exhibits

99.1                           Text of press release dated March 19, 2003.

99.2                           Text of press release dated March 20, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLE COMPUTER, INC.

By:	/s/ Fred D. Anderson
Executive Vice President and Chief Financial Officer

Date: March 20, 2003

INDEX TO EXHIBITS

Exhibit	Document
99.1	Text of press release dated March 19, 2003

99.2	Text of press release dated March 20, 2003